Exhibit 21.1

List of Subsidiaries

1.	Essex Portfolio, L.P., a California limited partnership
2.	Essex Management Corporation, a California corporation
3.	Essex-Palisades Facilitator, a California limited partnership
4.	Essex Sunpointe Limited, a California limited partnership
5.	Essex Washington Interest Partners, a California general partnership
6.	Essex San Ramon Partners L.P., a California limited partnership
7.	Essex Bristol Partners, L.P., a California limited partnership
8.	Essex Fidelity I Corporation, a California corporation
9.	Essex Camarillo Corporation, a California corporation
10.	Essex Camarillo L.P., a California limited partnership
11.	Essex Meadowood Corporation, a California corporation
12.	Essex Meadowood, L.P., a California limited partnership
13.	Essex Bunker Hill Corporation, a California corporation
14.	Essex Bunker Hill, L.P., a California limited partnership
15.	Essex Treetops Corporation, a California corporation
16.	Essex Treetops, L.P., a California limited partnership
17.	Essex Bluffs, L.P., a California limited partnership
18.	Essex Huntington Breakers, L.P., a California limited partnership
19.	Essex Stonehedge Village, L.P., a California limited partnership
20.	Essex Bridle Trails, L.P., a California limited partnership
21.	Essex Spring Lake, L.P., a California limited partnership
22.	Essex Maple Leaf, L.P., a California limited partnership
23.	Fountain Court Apartment Associates, L.P., a Washington limited partnership
24.	Essex Fountain Court, LLC, a Washington limited liability company
25.	Essex Inglenook Court, LLC, a Delaware limited liability company
26.	Essex Wandering Creek, LLC, a Delaware limited liability company
27.	Essex Columbus, LLC, a Delaware limited liability company
28.	Essex Lorraine, LLC, a Delaware limited liability company
29.	Essex Glenbrook, LLC, a Delaware limited liability company
30.	Essex Euclid, LLC, a Delaware limited liability company
31.	Essex Lorraine, Inc., a California corporation
32.	Essex Columbus, Inc., a California corporation
33.	Richmond Essex L.P., a California limited partnership
34.	Essex Chesapeake L.P., a California limited partnership
35.	Essex Los Angeles L.P., a California limited partnership
36.	Essex Woodland Apartments L.P., a California limited partnership
37.	Essex The Crest L.P., a California limited partnership
38.	Essex VFGP L.P., a California limited partnership
39.	Essex VFGP Corporation, a Delaware corporation
40.	Essex Anaheim, LLC, a Delaware limited liability company
41.	Jackson School Village, L.P. a California limited partnership
42.	Mount Sutro Terrace Associates, L.P., a California limited partnership
43.	Essex El Encanto Apartments, L.P., a California limited partnership
44.	Essex Hunt Club Apartment, L.P., a California limited partnership
45.	Essex Rosebeach Apartments, L.P., a California limited partnership
46.	Essex Andover Park Apartments, L.P., a California limited partnership
47.	Essex Carlyle, L.P., a California limited partnership
48.	Essex Kelvin Apartments, L.P., a California limited partnership
49.	Essex Rivermark Apartments, L.P., a California limited partnership
50.	Essex Arboretum Apartments, L.P., a California limited partnership
51.	Essex Ocean Villa Apartments, L.P., a California limited partnership
52.	Essex Carlsbad Apartments, L.P., a California limited partnership
53.	Essex Apartment Value Fund L.P., a Delaware limited partnership
54.	Essex Internet Realty Partners, G.P., a California general partnership
55.	ESG Property I LLC, a Delaware limited liability company
56.	Lineberry Sammamish, LLC, a Washington limited liability company
57.	Essex Carlyle, LLC, a Delaware limited liability company
58.	Essex Wimbledon Woods Apartments, LLC, a Delaware limited liability company
59.	Essex Cochran, L.P., a California limited partnership
60.	Essex Cochran, LLC, a Delaware limited liability company
61.	Essex Kings Road, L.P., a California limited partnership
62.	Essex Kings Road, LLC, a Delaware limited liability company
63.	Essex Le Parc, L.P., a California limited partnership
64.	Essex Le Parc, LLC, a Delaware limited liability company
65.	Essex Monterey Villas, L.P., a California limited partnership
66.	Essex Monterey Villas, LLC, a Delaware limited liability company
67.	Jaysac, Ltd., a Texas limited partnership
68.	JMS Acquisition, LLC, a Delaware limited liability company
69.	Jaysac GP Corporation, a Delaware corporation
70.	Western Blossom Hill Investors, a California limited partnership
71.	Western Los Gatos I Investors, a California limited partnership
72.	Western Highridge Investors, a California limited partnership
73.	Western San Jose III Investors, a California limited partnership
74.	Western Riviera Investors, a California limited partnership
75.	Western Palo Alto II Investors, a California limited partnership
76.	Irvington Square Associates, a California limited partnership
77.	Western Seven Trees Investors, a California limited partnership
78.	Western Las Hadas Investors, a California limited partnership
79.	San Pablo Medical Investors, LTD, a California limited partnership
80.	Gilroy Associates, a California limited partnership
81.	The Oakbrook Company, a Ohio limited partnership
82.	Pine Grove Apartment Fund, LTD, a California limited partnership
83.	Valley Park Apartments, LTD, a California limited partnership
84.	Fairhaven Apartment Fund, LTD, a California limited partnership
85.	K-H Properties, a California limited partnership
86.	Villa Angelina Apartment Fund, LTD, a California limited partnership
87.	Essex San Dimas Bonita Apartments, L.P, a California limited partnership
88.	Essex San Dimas Canyon Apartments, L.P, a California limited partnership
89.	Essex Huntington Beach Apartments, L.P, a California limited partnership
90.	Essex Camarillo Oaks 789, L.P., a California limited partnership
91.	Essex Emerald Ridge, L.P., a California limited partnership
92.	Essex Evergreen Heights, L.P., a California limited partnership
93.	Essex Sammamish View, L.P., a California limited partnership
94.	Essex Wharfside Pointe, L.P., a California limited partnership
95.	Essex CAL-WA, L.P., a California limited partnership
96.	Essex Marina City Club, L.P., a California limited partnership
97.	Essex Muir Terrace, L.P., a California limited partnership
98.	Essex Fountain Park Apartments, L.P., a California limited partnership
99.	Essex SPE, LLC, a Delaware limited liability company
100.	Essex MCC, LLC, a Delaware limited liability company
101.	Essex FPA, LLC, a Delaware limited liability company
102.	Essex MTA, LLC, a Delaware limited liability company
103.	Essex Excess Assets TRS, Inc., a Delaware corporation
104.	Essex Villa Venetia Apartments, L.P., a California limited partnership
105.	Essex The Pointe, L.P., a California limited partnership
106.	Essex Tierra Vista, L.P., a California limited partnership
107.	Essex Green Velley, L.P., a California limited partnership
108.	Essex Apartment Value Fund II, L.P., a Delaware limited partnership
109.	Essex VFGP II, L.P., a Delaware limited partnership
110.	Essex Vista Belvedere, L.P., a California limited partnership
111.	Essex Carlmont Woods Apartments, L.P., a California limited partnership
112.	Essex Harbor Cove Apartments, L.P., a California limited partnership
113.	Essex Parcwood Apartments, L.P., a California limited partnership
114.	Essex Marbrisa Long Beach, L.P., a California limited partnership
115.	Essex Regency Tower Apartments, L.P., a California limited partnership
116.	Essex Marina City Club, LLC, a Delaware limited liability company
117.	Essex Northwest Gateway, LLC, a Delaware limited liability company
118.	Essex VFGP II, Inc., a Delaware corporation
119.	Essex Lake Merritt, Inc., a California corporation
120.	Essex Brighton Ridge, L.P., a California limited partnership
121.	Essex Canyon Pointe, L.P., a California limited partnership
122.	Essex Tower 801 Apartments, L.P., a California limited partnership
123.	Essex Echo Ridge Apartments, L.P., a California limited partnership
124.	Essex Morning Run Apartments, L.P., a California limited partnership
125.	Essex Enclave Apartments, L.P., a California limited partnership
126.	Essex Fairwood Pond, L.P., a California limited partnership
127.	Park Hill, LLC, a Washington limited liability company
128.	Essex Park Boulevard, LLC, a Delaware limited liability company
129.	MDR Tower, LLC, a Delaware limited liability company
130.	Essex NBN SPE, LLC, a Delaware limited liability company
131.	Essex Gateway Management, LLC, a California limited liability company
132.	Essex Eastridge, Inc., a California corporation
133.	Essex Tracy Development, Inc., a California corporation
134.	Essex Property Financial Corporation, a California corporation